United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SHF HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SHF Holdings, Inc.

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(303) 431-3435

May 8, 2026

Dear Stockholder:

On behalf of the Board of Directors and management of SHF Holdings, Inc. (the “Company”), you are cordially invited to join us at the 2026 Annual Stockholders Meeting (the “2026 Annual Meeting”) of the Company to be held on June 17, 2026 at 7:30 a.m., Mountain Daylight Time, in a virtual meeting format only via live webcast at www.virtualshareholdermeeting.com/SFHS2026. Our proxy statement for the 2026 Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission on April 15, 2026, and all amendments or supplements to the foregoing material that are required to be furnished to stockholders are available at www.proxyvote.com, and a list of stockholders entitled to vote at the 2026 Annual Meeting will be available for inspection during the ten days prior to the 2026 Annual Meeting at www.proxyvote.com, as well as during the 2026 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2026.

At the 2026 Annual Meeting, you will be asked to:

(1)	elect two director nominees to serve for a three-year term as a Class II director;

(2)	ratify the appointment of Macias, Gini & O’Connell LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and

(3)	transact such other business as may properly come before the 2026 Annual Meeting, or any adjournments or postponements thereof.

The Board of Directors recommends the election of the two nominees for director and the approval of Proposal 2.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the 2026 Annual Meeting, it is important that your shares be represented and voted at the 2026 Annual Meeting. You may vote your shares by proxy on the Internet, or by completing, signing and promptly returning a proxy card.

Thank you for your continuing support of the Company and its vision.

Sincerely,

Terrance E. Mendez

Chief Executive Officer & Chief Financial Officer

SHF HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2026

To the Stockholders of SHF Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “2026 Annual Meeting”) of SHF Holdings, Inc., a Delaware corporation (the “Company”), will be held on June 17, 2026 at 7:30 a.m., Mountain Daylight Time, in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/SFHS2026. Our proxy statement for the 2026 Annual Meeting (the “Proxy Statement”), our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2026 (the “2025 Annual Report”), and all amendments or supplements to the foregoing material that are required to be furnished to stockholders are available at www.proxyvote.com, and a list of stockholders entitled to vote at the 2026 Annual Meeting will be available for inspection during the ten days prior to the 2026 Annual Meeting at www.proxyvote.com, as well as during the 2026 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2026.

The 2026 Annual Meeting will be held for the following purposes:

1.	Election of two Class II directors, each to serve for a three-year term (the “Election of Directors Proposal”);

2.	Ratification of the appointment of Macias, Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Ratification of Accountants Proposal” and, together with the Election of Directors Proposal, the “Proposals”);

3.	Transaction of such other business as may properly come before the 2026 Annual Meeting, or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Internet Availability of Proxy Materials (the “Notice”).

In accordance with SEC rules that allow us to furnish our Proxy Statement and 2025 Annual Report (collectively, the “Proxy Materials”) over the Internet, we are mailing to our stockholders this Notice instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. It is anticipated that on or about May 8, 2026 we will commence mailing to our stockholders (other than those who previously requested electronic or paper delivery) a Notice containing instructions on how to access our Proxy Materials over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials.

As stated above, we have adopted a virtual format for the 2026 Annual Meeting. In order to virtually attend the 2026 Annual Meeting, you must register at www.virtualshareholdermeeting.com/SFHS2026. You will find more information on the matters for voting in the Proxy Statement. If you are a stockholder of record, you may vote by mail or by using the Internet.

Your vote is important! We strongly encourage you to exercise your right to vote as a stockholder. Please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, call the toll-free number or log on to the Internet to vote your shares by proxy. You may revoke your proxy at any time before it is exercised.

You will find instructions on how to vote beginning on page 2 of the Proxy Statement. Most stockholders vote by proxy and do not attend the 2026 Annual Meeting in person via the Internet. The Board of Directors of the Company (the “Board of Directors” or the “Board”) has fixed the close of business on April 30, 2026 as the record date (the “Record Date”) for determining those stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting and any adjournments or postponements thereof. Thus, as long as you were a stockholder at the close of business on April 30, 2026 you have the right to vote on the Proposals being presented at the 2026 Annual Meeting, such that you are invited to virtually attend the 2026 Annual Meeting, or to send a representative.

Whether or not you expect to be present, please vote using our secure online voting website or by signing, dating and returning your enclosed proxy card in the postage-paid envelope provided for that purpose as promptly as possible.

By Order of the Board of Directors,

Terrance E. Mendez

Chief Executive Officer & Chief Financial Officer

Golden, Colorado

May 8, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 17, 2026:

This Proxy Statement is available on the Internet at www.proxyvote.com and will be available during the 2026 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2026. On this site, you will be able to access our Proxy Statement, our 2025 Annual Report, and all amendments or supplements to the foregoing material that are required to be furnished to stockholders.

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	2
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS	7
MANAGEMENT AND CORPORATE GOVERNANCE	8
COMPENSATION DISCUSSION AND ANALYSIS	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22
REPORT OF THE AUDIT COMMITTEE	24
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	25
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MACIAS, GINI & O’CONNELL LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	27
STOCKHOLDERS MATTERS	29
OTHER BUSINESS	30
HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS	30

i

SHF HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2026

PROXY STATEMENT

The enclosed proxy is being solicited on behalf of the Board of Directors of SHF Holdings, Inc. for use at the 2026 Annual Meeting to be held on June 17, 2026 at 7:30 a.m., Mountain Daylight Time, in a virtual meeting format only via live webcast at www.virtualshareholdermeeting.com/SFHS2026, or at such other time and place to which the 2026 Annual Meeting may be adjourned. In this Proxy Statement, we refer to SHF Holdings, Inc. as the “Company,” “SHF,” “we,” “us” or “our.”

A list of stockholders entitled to vote at the 2026 Annual Meeting will be available for inspection during the ten days prior to the 2026 Annual Meeting at www.proxyvote.com, as well as during the 2026 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2026. It is anticipated that on or about May 8, 2026 we will commence mailing to our stockholders (other than those who previously requested electronic or paper delivery) a Notice containing instructions on how to access our Proxy Materials over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials.

Execution and return of the enclosed proxy will not affect a stockholder’s right to attend the 2026 Annual Meeting and to vote in person online at the virtual 2026 Annual Meeting. Any stockholder executing a proxy retains the right to revoke such proxy at any time prior to its exercise at the 2026 Annual Meeting. A proxy may be revoked by delivery of written notice of revocation to SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401, Attention: Michael Regan, Chief Investment & Strategy Officer, by execution and delivery of a later proxy or by voting the shares in person at the virtual 2026 Annual Meeting. If you virtually attend the 2026 Annual Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the 2026 Annual Meeting will be counted. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, the proxy holders will vote your shares in accordance with the recommendations of the Board of Directors for each of the Proposals described in this Proxy Statement and in accordance with their best judgment on all other matters that may properly come before the 2026 Annual Meeting. The enclosed form of proxy card provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy card. Since there are two nominees, you must check the box marked “FOR” for each of the director nominees for which you wish to vote for. If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on April 30, 2026, the Record Date, are entitled to notice of, and to vote at, the 2026 Annual Meeting. The stock transfer books of the Company will remain open between the Record Date and the date of the 2026 Annual Meeting. On the Record Date, the Company had 5,033,118 outstanding shares of its Class A common stock, par value $0.0001 per share (“Common Stock”), held of record by 101 holders.

QUORUM AND VOTING

The presence at the 2026 Annual Meeting, in person online or by proxy, of the holders of a majority of the shares of our Common Stock outstanding is necessary to constitute a quorum. Pursuant to our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), we are authorized to issue 1,000,000,000 shares of our Common Stock, 1,250,000 shares of Convertible preferred stock, $0.0001 par value, of which 111 shares are outstanding, and 35,000 shares of Series B Preferred Stock (as defined below) of which 29,501 were issued and outstanding as of the date hereof. Only holders of our Common Stock are entitled to one vote on each matter to be voted on at the 2026 Annual Meeting, including the Election of Directors Proposal, for each share of Common Stock held. All votes will be tabulated by the inspector of election appointed for the 2026 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

A director nominee will be elected if a plurality of the votes cast at the 2026 Annual Meeting are “FOR” a director’s election. “Plurality” means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the 2026 Annual Meeting. All other matters to be voted on at the 2026 Annual Meeting require the affirmative vote of a majority of the votes cast virtually or by proxy at the 2026 Annual Meeting.

The Board of Directors recommends a vote “FOR” the two nominees in Proposal 1 and “FOR” Proposal 2.

1

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Below are instructions on how to vote, as well as information on your rights as a stockholder as they relate to voting. Some of the instructions vary depending on how your stock is held. It’s important to follow the instructions that apply to your situation.

Why am I receiving these materials?

The Company has made these Proxy Materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials by mail, in connection with the Company’s solicitation of proxies for use at the 2026 Annual Meeting and at any postponement(s) or adjournment(s) thereof. It is anticipated that on or about May 8, 2026 we will commence mailing to our stockholders (other than those who previously requested electronic or paper delivery) a Notice containing instructions on how to access our Proxy Materials over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. This Proxy Statement gives you information on how to vote your proxy and the proposals to be presented at the 2026 Annual Meeting so that you can make an informed decision.

What is included in these materials?

These Proxy Materials include:

●	This Proxy Statement for the 2026 Annual Meeting; and

●	The 2025 Annual Report.

If you requested printed versions of these Proxy Materials by mail, these materials also include the proxy card or voting instruction form for the 2026 Annual Meeting.

How can I get access to the Proxy Materials?

We are pleased to take advantage of SEC rules that allow us to furnish our Proxy Materials over the Internet. As a result, we are mailing to our stockholders the Notice instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. All stockholders who do not receive the Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by e-mail. This process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials. This Proxy Statement and the 2025 Annual Report are available at www.proxyvote.com.

How do I participate in the 2026 Annual Meeting?

This year’s 2026 Annual Meeting will be accessible through the Internet. We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location. You are entitled to participate in the 2026 Annual Meeting if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the meeting.

On the day of the 2026 Annual Meeting, stockholders may begin to log in to the virtual-only meeting 15 minutes prior to the meeting at www.virtualshareholdermeeting.com/SFHS2026. The 2026 Annual Meeting will begin promptly at 7:30 a.m., Mountain Daylight Time. If you encounter any difficulties accessing the webcast during check-in or the meeting, please e-mail Michael Regan at Michael.regan@shfinancial.org or call Mr. Regan at 720-826-6282.

2

Our virtual 2026 Annual Meeting will allow stockholders to submit questions before and during the 2026 Annual Meeting. During a designated question and answer period at the 2026 Annual Meeting, we will respond to appropriate questions submitted by stockholders.

Who is entitled to vote at the 2026 Annual Meeting?

Our Board of Directors has set the close of business on the Record Date, April 30, 2026, as the date for determining those stockholders entitled to notice of, and to vote on, all matters that may properly come before the 2026 Annual Meeting. As of the Record Date, the Company had 5,033,118 outstanding shares of Common Stock entitled to notice of, and to vote at, the 2026 Annual Meeting. No other securities are entitled to vote at the 2026 Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the 2026 Annual Meeting.

What are the voting rights of stockholders?

Each stockholder of record is entitled to one vote for each share of our Common Stock that is owned as of the close of business on the Record Date on all matters to come before the 2026 Annual Meeting. Although each holder of Common Stock is entitled to cast only one vote for each matter to be voted on at the 2026 Annual Meeting, each stockholder may cast that vote for each of the two different Class II nominees because there are currently two Class II seats open on our Board of Directors. That is, each stockholder may vote for, or withhold their vote from, any of the two Class II nominees. Stockholders may not cast more than one vote for any one Class II nominee and may not cumulate their votes, as stockholders do not have cumulative voting rights in the election of directors under our Certificate of Incorporation.

How many votes must be present to hold the 2026 Annual Meeting?

To conduct business at the 2026 Annual Meeting, a quorum must be present. The attendance, virtually or by proxy, of holders of shares of outstanding Common Stock of the Company representing a majority of the voting power of all outstanding shares of Common Stock of the Company entitled to vote at the 2026 Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

If your shares are registered directly in your name through Continental Stock Transfer and Trust Company, the Company’s transfer agent, you are considered a “stockholder of record.” If your shares are held in a brokerage account or bank, you are considered a “street name” holder.

How do I vote if shares are registered in my name as a stockholder of record?

By Mail: Sign, date and return the enclosed proxy card in the postage paid envelope provided. The proxy card or voting instructions must be delivered in accordance with its instructions prior to 4:00 p.m., Mountain Daylight Time, on June 16, 2026.

By Phone or Internet: Call the toll-free number listed on your proxy card, log on to the website listed on your proxy card or scan the QR code on your proxy card and follow the simple instructions provided. Your vote must be received by 11:59 p.m., Mountain Daylight Time, on June 16, 2026 to be counted.

By Virtually Attending the 2026 Annual Meeting on the Internet: Please follow the instructions in the “How do I participate in the 2026 Annual Meeting?” section of this Proxy Statement.

The Internet voting procedure is designed to allow you to vote your shares and to confirm that your instructions have been properly recorded consistent with applicable law. Please see your proxy card for specific instructions. Stockholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers, and that there may be some risk a stockholder’s vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

3

If you vote by proxy, your vote must be received by 11:59 p.m., Mountain Daylight Time, on June 16, 2026 to be counted.

How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and your broker or nominee is considered the “stockholder of record” with respect to those shares. Your broker or nominee should be forwarding these Proxy Materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to participate in the 2026 Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person online unless you obtain a legal proxy from your brokerage firm or bank. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Will my shares be voted if I do not provide instructions to my broker or nominee?

Brokers, banks or other nominees who hold shares of our Common Stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals and matters when they have not received voting instructions from the beneficial owner prior to the 2026 Annual Meeting but not on “non-routine” proposals and matters. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Proposal 2 regarding the ratification of the Company’s appointment of MGO as our independent registered public accounting firm for the fiscal year ending December 31, 2026 is considered a routine proposal. Proposal 1, the Election of Directors Proposal, is considered non-routine. Therefore, your broker has the discretion to vote your shares on Proposal 2 but does not have discretion to vote your shares on Proposal 1.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the 2026 Annual Meeting in accordance with your wishes. If you do not provide instructions to your bank or brokerage firm, your shares will not be voted, except on Proposal 2.

What vote is required and how will abstentions and broker non-votes affect the proposals?

Our bylaws (the “Bylaws”) require that directors be elected by a plurality of the votes cast at any meeting of stockholders. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board of Directors. The Ratification of Accountants Proposal will be ratified if votes representing a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon vote in favor of the proposal.

Shares not present at the 2026 Annual Meeting and shares voted “WITHHOLD” will have no effect on the election of directors. For the Ratification of Accountants Proposal, abstentions will have the same effect as an “AGAINST” vote while broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on such matters.

4

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote as follows:

	Proposal	Board Recommendation	For More Information, See Page

(1)	Election of Directors Proposal	FOR EACH OF THE NOMINEES	7

(2)	Ratification of Accountants Proposal	FOR	27

We will also consider other business, if any, that is properly presented at the 2026 Annual Meeting. At the time of mailing of this Proxy Statement, however, we are not aware of any matters to be presented at the 2026 Annual Meeting other than those described in this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Terrance E. Mendez and Francis A. Braun III as your representatives at the 2026 Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the 2026 Annual Meeting in accordance with your instructions on the proxy card. This way your shares will be voted whether or not you attend the 2026 Annual Meeting.

Even if you plan to virtually attend the 2026 Annual Meeting, it is strongly recommended you complete and return your proxy card before the 2026 Annual Meeting date just in case your plans change. If a proposal comes up for vote at the 2026 Annual Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to their best judgment to the extent permissible by applicable law.

Can I revoke my proxy or change my vote after I have voted?

If your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

●	By delivering a written notice of revocation to SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401, Attention: Michael Regan, Chief Investment & Strategy Officer;

●	By executing and delivering another proxy that bears a later date;

●	By voting over the Internet at a later time; or

●	By voting in person at the 2026 Annual Meeting on the Internet.

If your shares are held in street name, you must contact your broker to revoke your proxy.

How are votes counted?

In tallying the results of the voting, the Company will count all properly executed and unrevoked proxies that have been received in time for the 2026 Annual Meeting. To hold a meeting of stockholders, a quorum of the shares (which is a majority of the shares outstanding and entitled to vote) is required to be represented either in person online or by proxy at the 2026 Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum was present for the 2026 Annual Meeting.

5

How will my shares be voted if I sign and return my proxy card with no votes marked?

If you sign and return your proxy card with no votes marked, the proxy holders will vote your shares in accordance with the recommendations of the Board of Directors for each of the proposals described in this Proxy Statement and in accordance with their best judgment on all other matters that may properly come before the 2026 Annual Meeting.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

What does it mean if I receive more than one proxy card or voting instruction form?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please vote using each proxy card you receive. Remember, you may vote virtually in person at the 2026 Annual Meeting or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Who will solicit proxies on behalf of the Board of Directors?

Proxies may be solicited on behalf of the Board of Directors by our directors, officers and regular employees, who will not receive any additional compensation for solicitation activities. The solicitation of proxies may be supplemented by telephone, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees. You may also be solicited by press releases issued by us, additional mailings and postings on our corporate website.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing, mailing and distributing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders will be borne by us. The solicitation materials will be made available or furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names that are beneficially owned by others, so that they may provide access to or forward such solicitation materials to beneficial owners. In addition, we will reimburse these persons for their reasonable expenses in providing access to or forwarding these materials to the beneficial owners upon request. No additional compensation will be paid to our directors, officers or other employees who engage in the solicitation of proxies.

Can the 2026 Annual Meeting date be changed?

The 2026 Annual Meeting may be adjourned (i) by the chairman of the meeting, from time to time, whether or not there is a quorum or (ii) if such adjournment is approved by the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2026 Annual Meeting and entitled to vote thereon. If adjourned, adjournment would be announced at the 2026 Annual Meeting. If we postpone the 2026 Annual Meeting, we will announce the new date, time and location of the 2026 Annual Meeting by press release prior to the rescheduled 2026 Annual Meeting date. The Company could adjourn or postpone the 2026 Annual Meeting for the purpose of, among other things, allowing additional time to solicit proxies.

Where and when will I be able to find the voting results?

The preliminary voting results will be announced at the 2026 Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the 2026 Annual Meeting. If final voting results are not available within four business days after the 2026 Annual Meeting, we intend to file a Current Report on Form 8-K reporting the preliminary voting results within that period and subsequently report the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Who can answer my questions?

Your vote at the 2026 Annual Meeting is important, no matter how many or how few shares you own. Please sign and date your enclosed proxy card and return it in the enclosed postage-paid envelope promptly. If you have questions or require assistance in the voting of your shares, please email Michael Regan at michael.regan@shfinancial.org or call 720-826-6282.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of our Proxy Statement and our 2025 Annual Report are available on our website at https://ir.shfinancial.org/ and also may be obtained by emailing Michael Regan at michael.regan@shfinancial.org or by calling Mr. Regan at 720-826-6282, or by mail sent to Mr. Regan at our principal executive office, 1526 Cole Blvd., Suite 250, Golden, Colorado 80401.

6

PROPOSAL 1:

ELECTION OF CLASS II DIRECTORS

The Board of Directors currently consists of six members and is divided into three classes with each class of directors serving a staggered three-year term. The terms of our current Class I directors, Francis A. Braun III and Terrance E. Mendez expire in 2028; the terms of our current Class II directors, Richard Carleton, Jonathon F. Niehaus and Sean Tonner expire in 2026; and the term of our current Class III director, Tyler Klimas, expires in 2027. Mr. Carleton informed the Board on May 8, 2026 of his decision not to be considered for reelection to the Board at the Annual Meeting. At this time, the Board has not determined to fill Mr. Carleton’s vacancy, appoint a successor nominee for election at the 2026 Annual Meeting, or reduce the size of the Board.

Nominees for Election to the Board of Directors

Our Board of Directors has nominated each of Jonathon F. Niehaus and Sean Tonner for election at the 2026 Annual Meeting as a Class II director to serve until the 2029 annual meeting of stockholders and until his successor has been duly elected and qualified or his earlier resignation, removal, retirement, disqualification or death. Each nominee has consented to serve if elected.

Unless authority to vote for the election of the nominees is withheld by marking the proxy card to that effect, the persons named as proxies on the enclosed proxy card will, upon receipt of a properly executed proxy card, vote to elect the nominees for the terms described above. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if that should be the case, proxies will be voted for the election of such substitute or substitutes as the Board of Directors may designate.

Background Information on Nominees

Jonathon F. Niehaus. On September 28, 2022, Mr. Niehaus was appointed as a member of the Board of Directors in connection with the closing of the initial business combination. Mr. Niehaus currently serves as the Managing Partner of Interactive Global Solutions, a global consulting company, a position he has held since January 2011. Mr. Niehaus previously served as a member of the board of managers of SHF, LLC d/b/a Safe Harbor Financial (“SHF Predecessor”) from February 2022 until September 2022. From 2003 until 2011, Mr. Niehaus served as a Global SVP for First Data Corporation and the Western Union Company. In this capacity, Mr. Niehaus was responsible for international government relations and public affairs. In addition, he spearheaded outreach to US attorneys general in matters relating to compliance and anti-money laundering activities. Mr. Niehaus was thereafter appointed to be a senior advisor to the Alliance Partnership, an international rule of law initiative run by the Attorney General Alliance. Mr. Niehaus is an active board member, serving as the chair of the Farnsworth Group, a multi-state architecture and engineering firm and chair of the Make A Difference Foundation which focuses on green energy initiatives internationally. He has also served as advisor to other private companies as well as serving 10 years on the board of the Colorado Great Outdoors Trust Fund. Mr. Niehaus received his Bachelor of Science in Journalism Communications from the University of Iowa. Mr. Niehaus’ background enables him to share his expertise in legal, regulatory, and compliance matters with the Board of Directors.

Sean Tonner. Mr. Tonner has served as a partner at Fulcrum Group since December 2017 and is a seasoned strategic communications and public affairs leader. He has advised governments and corporations globally and served in senior staff roles for Presidents, Prime Ministers and Governors. His experience includes high-profile political campaigns, global reputation management for major brands and leadership roles across Colorado business and civic organizations. He is also a U.S. Army veteran and was awarded the Army Commendation Medal for Valor during Desert Storm. Mr. Tonner earned a bachelor’s degree in history from the Metropolitan State University of Denver. Mr. Tonner was originally appointed to the Board on April 22, 2026. Mr. Tonner was identified as a candidate by other members of the Board. The Nominating and Governance Committee assessed all candidates and recommended to the Board that Mr. Tonner be appointed to the Board.

Each of Mr. Niehaus and Mr. Tonner are considered “independent” under The Nasdaq Stock Market (“Nasdaq”) listing standards and under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Vote Required and Recommendation

The nominees for election to the Board of Directors are elected by a plurality of the votes cast at the 2026 Annual Meeting. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board of Directors. Stockholders are not permitted to vote against a candidate. Votes to “WITHHOLD” authority, abstentions, and broker non-votes with respect to that director’s election do not impact the plurality vote, although such votes will be counted for purposes of determining whether a quorum is present. Therefore, there is no set number of votes that must be obtained to elect the nominees and a single vote for a candidate will result in his election. Stockholders do not have the right to cumulate their votes for directors.

The Board of Directors unanimously recommends you vote FOR each of the two nominees for director set forth in this Election of Directors Proposal.

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MANAGEMENT AND CORPORATE GOVERNANCE

Management and Board of Directors

As of the date hereof, our directors and executive officers are as follows:

Name	Age	Class of Director	Position
Terrance E. Mendez	51	Class I	Director, Chief Executive Officer and Chief Financial Officer
Francis A. Braun III	65	Class I	Independent Director
Jonathon F. Niehaus	70	Class II	Independent Director
Richard Carleton(1)	66	Class II	Independent Director
Sean Tonner	55	Class II	Independent Director
Tyler Klimas	40	Class III	Independent Director
Douglas Beck	65	—	Principal Accounting Officer, SVP of Finance, Controller
Jeffrey Kay	57	—	Chief Marketing Officer
Michael Regan	49	—	Chief Investment & Strategy Officer

(1)	Mr. Carleton informed the Board on May 8, 2026 of his decision not to be considered for reelection to the Board at the Annual Meeting.

Information about Executive Officers and Directors

Messrs. Niehaus and Tonner’s biographical information is set forth above in the “Background Information on Nominees” section. Certain information about the other current executive officers and directors of the Company is provided below:

Executive Officers Who are Not Directors

Douglas Beck. On September 24, 2025, Mr. Beck was appointed Principal Accounting Officer and will continue to serve as the Company’s Senior Vice President of Finance, Controller, a position that he has held since May 2025. Prior to his appointment as the Company’s Senior Vice President of Finance, Controller, Mr. Beck served as the Chief Financial Officer of AiAdvertising, Inc. from November 2024 to April 2025 and the Chief Financial Officer of ShiftPixy, Inc. from January 2023 to March 2024. Mr. Beck also served as a consultant to Beyond Air Inc. from September 2021 to December 2022 and as its Chief Financial Officer from November 2018 to August 2021. He received a Bachelor of Science in Accounting from Fairleigh Dickinson University and is also a licensed Certified Public Accountant.

Jeffrey Kay. On September 24, 2025, Mr. Kay was appointed Chief Marketing Officer. Mr. Kay joined the Company in April 2025 as Senior Vice President of Marketing. Mr. Kay has more than 30 years of marketing and brand leadership experience across the cannabis, financial services and consumer products industries. Prior to that, Mr. Kay founded and served as Chief Executive Officer of Brandfan, a marketing agency providing strategic and creative services to clients across various industries from July 2012 to April 2025. He has also served as Chief Marketing Officer for multiple cannabis operators, including 42 Degrees from September 2024 to March 2025 and Devi Holdings from April 2023 to April 2025, where he oversaw brand development, product strategy, and growth initiatives. Earlier in his career, he held senior positions with The Marketing Arm (Omnicom), EastWest Marketing Group, and DDB Needham. Mr. Kay has also served on the boards of Devi Holdings and AFC Warehouse Holdings, both cannabis-related companies, and Fifth Street Floating Rate Corp. (NASDAQ: FSFR), a publicly traded financial services company, where he contributed to strategic planning and governance matters. Mr. Kay earned a Bachelor of Science degree from the University of Maryland College of Business and Management.

Michael Regan. On September 24, 2025, Mr. Regan was appointed Chief Investment & Strategy Officer. Mr. Regan joined the Company in March 2025 and previously held the position of Head of Investor Relations and Data Science from March 2025 to June 2025 and the position of Vice President, Strategic Finance and Corporate Development from June 2025 to September 2025. Prior to joining the Company in March 2025, Mr. Regan served as the Director of Research and Founding Partner of Excelsior Equities, LLC from December 2022 to December 2024, and Founder of MJResearchCo LLC from May 2020 to December 2022. While at MJResearchCo, Mr. Regan served as a consultant to HAL Extraction from November 2020 to December 2022. Mr. Regan has extensive capital markets and investment experience, with over 13 years of experience at hedge funds Roubaix Capital, Hawkshaw Capital, and Copper Arch Capital, and 5 years of experience at investment banks Excelsior Equities, Deutsche Bank, Credit Suisse, and DLJ. He received a Bachelor of Science in Business Administration, major in finance, from Georgetown University, and a Master of Business Administration from the Massachusetts Institute of Technology’s Sloan School of Management. He holds FINRA Series 7, Series 24, Series 86, and Series 87 licenses (inactive; expiration 2026).

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Directors

Terrance E. Mendez. Mr. Mendez currently serves as the Chief Executive Officer and Chief Financial Officer for the Company, a position he has held since February 2025 after initially being appointed Co-Chief Executive Officer in January 2025. Mr. Mendez has also served as the Company’s Interim Chief Financial Officer since the resignation of the Company’s prior Chief Financial Officer, James H. Dennedy, in June 2025. Mr. Mendez also serves as the Chief Executive Officer of Amos Advisory Solutions (“AMOS”) since August 2016, a management and outsource consulting firm through which he has held executive leadership roles in several cannabis and cannabis-related business. In connection with his employment with AMOS, Mr. Mendez served from November 2023 to May 2025 as the Chief Financial Officer of 42 Degrees, a cannabis extractor and distributor. From February 2022 to February 2024, he served as the Chief Executive Officer of Devi Holdings, a vertically integrated multi-state cannabis operator. From December 2019 to April 2021, he served as the Chief Executive Officer, of Dalwhinnie Enterprises, a single state vertical integrated cannabis operator. Mr. Mendez was employed from July 2017 to August 2019, as the Vice President of Finance and Chief Accounting Officer by Hitachi Vantara, a subsidiary of Hitachi, Ltd. (OTCMKTS: HTHIY), a technology conglomerate. From March 2014 to November 2016, Mr. Mendez served as Vice President and Chief Audit Executive by Arrow Electronics Inc. (NYSE: ARW), an electronics components manufacturer. From September 2011 to March 2014, Mr. Mendez was employed as Vice President of FP&A and was a Segment Financial Controller by Broadridge Financial Solutions Inc. (NYSE:BR). Mr. Mendez spent 14 years in public accounting with Arthur Andersen & Co. and Deloitte & Touche LLP. Mr. Mendez is a Certified Public Accountant in the States of New York, New Jersey and Colorado and a Chartered Global Management Accountant. He holds a Bachelor of Science in Economics from the University of Pennsylvania’s Wharton School of Business. Mr. Mendez’s finance and accounting expertise is a strong asset to the Board of Directors, and he also has extensive management and industry experience.

Francis A. Braun III. Francis A. (Skip) Braun III was appointed to the Board of Directors in May 2025. He has served as a senior advisor to Stout since April 2024 and as a member of CrossCountry Consulting’s advisory council since February 2024. Mr. Braun was appointed to the Board of Directors of Polaryx Therapeutics, Inc. in January 2026 and serves as the chair of its audit committee. Mr. Braun was appointed to the Board of Directors of Elite Express Holdings Inc. in August 2025 and served through October 2025. Mr. Braun also serves as a director of Crown Bank in New Jersey since October 2024 and is the chairman of the bank’s audit committee. From July 2024 to July 2025 Mr. Braun served as a consultant to Kohlberg Kravis Roberts & Co. L.P., and from December 2016 to July 2023, Mr. Braun served as a Partner at Grant Thornton LLP. Mr. Braun is considered a financial expert under the Sarbanes-Oxley rules and has 40 years of diversified experience serving public and private companies during his time in public accounting with Arthur Andersen LLP, Deloitte & Touche LLP and Grant Thornton LLP. He holds a Bachelor of Science in Commerce, Accounting from Rider University.

Tyler Klimas. Mr. Klimas brings extensive experience in cannabis regulation, public policy and industry advisory fields. He has served as the founder of Leaf Street Strategies, a consulting firm focused on market strategy, regulatory engagement, issue advocacy and public relations in cannabis and hemp, since December 2023. Prior to this, Mr. Klimas served as executive director of the Nevada Cannabis Compliance Board from October 2019 to December 2023, where he led the agency’s creation and oversight of Nevada’s medical and adult-use cannabis markets. He is also a co-founder of the Cannabis Regulators Association (CANNRA), a nonprofit organization of chief cannabis regulators spanning more than 45 U.S. states and territories, Canada and the Netherlands. Mr. Klimas earned a bachelor’s degree in political science from the University of Nevada, Las Vegas. Mr. Klimas was originally appointed to the Board on April 22, 2026. Mr. Klimas was identified as a candidate by other members of our Board. The Nominating and Governance Committee assessed all candidates and recommended to the Board that Mr. Klimas be appointed to the Board.

Richard Carleton. Mr. Carleton has served as the CEO of the Canadian Securities Exchange (“CSE”) since July 1, 2011. The CSE is a recognized stock exchange in Canada, subject to the oversight of the British Columbia Securities Commission and the Ontario Securities Commission. The CSE was re-organized in November, 2025 to create a holding company (CNSX Global Markets Inc.). CNSX holds 100% of the issued and outstanding shares of the CSE and the National Stock Exchange of Australia. Mr. Carleton is the CEO of CNSX Global Markets. Mr. Carleton is a member of the board of the Canadian Securities Exchange (2024), CNSX Global Markets (2025) and the National Stock Exchange of Australia (2025). Mr. Carleton is also a member of the board of Blue Ocean Technologies LLC, the Operator of Blue Ocean ATS, a US-regulated trading platform offering trading certain securities between 8 p.m. and 4 a.m. Eastern Time. Blue Ocean is a private company. Mr. Carleton is a board member (and chair) of Tetra Digital Inc., the operator of a digital asset custodian, a software services business and company exploring the issuance of a Canadian dollar denominated stablecoin. To Mr. Carleton’s knowledge, none of these companies is an affiliate or in any way related to the Company. On September 28, 2022, Mr. Carleton was appointed as a member of the Board of Directors in connection with the closing of our initial business combination. Mr. Carleton received his Bachelor of Arts in History from the University of Ottawa (1981) and his LLB from the University of Toronto (1985). He has also completed the Executive Development Program at the Wharton School, University of Pennsylvania.

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Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Related Party Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

SHF Holdings, Inc. v. Daniel Roda, Gregory W. Ellis, and James R. Carroll

On October 17, 2024, the Company filed a complaint in the District Court for the City and County of Denver, Colorado (the “District Court”), captioned SHF Holdings, Inc. v. Daniel Roda, Gregory W. Ellis, and James R. Carroll, Case No. 2024CV33187. The lawsuit arises from a dispute over the terms of the Company’s October 2022 acquisition of Rockview Digital Solutions, Inc. d/b/a Abaca (“Abaca”) pursuant to a merger agreement (the “Merger Agreement”) that was subsequently amended in November 2022 and in October 2023 (the “Second Amendment”).

The Second Amendment restructured certain merger consideration, including introducing warrants and modifying payment timing. The defendants contend the Second Amendment is invalid under Delaware law and seek to have it set aside, which would reinstate the original payment terms and potentially increase the Company’s obligations. The Company maintains that the Second Amendment was validly executed and is binding.

On November 21, 2024, at the Company’s request, the disputed merger payment of $3.0 million was deposited into the Denver County, Colorado District Court’s registry pending resolution of the dispute. This amount has been reflected in the Company’s consolidated balance sheet.

On December 19, 2024, the defendants filed an answer and counterclaims against the Company. On April 18, 2025, the District Court issued an order denying the Company’s motion to dismiss most of the counterclaims, but the District Court did dismiss claims against the Company’s Chairman, Jonathon F. Niehaus, with prejudice. The District Court also clarified that the Delaware statutes cited by the defendants govern pre-closing amendments and do not authorize post-merger amendments altering consideration, a finding that is consistent with the Company’s legal position.

On April 23, 2026, the District Court issued an omnibus order on cross-motions for summary judgment in the matter. The ruling addressed the validity of the Second Amendment entered into in connection with the Company’s October 2022 acquisition of Abaca. The District Court denied the Company’s motion for summary judgment in its entirety.

The District Court granted the counterclaim plaintiffs’ motions for summary judgment regarding the validity of the Second Amendment and the claim that the Company breached the Merger Agreement by using a certain formula in the Second Amendment to calculate the first anniversary cash consideration payment. Damages for these two counterclaims are to be determined at a future hearing. The District Court denied both parties’ motions for summary judgment regarding a claim related to the second anniversary cash consideration payment of $3.0 million. The District Court also denied the counterclaim plaintiffs’ motion for summary judgment on the Company’s declaratory judgment claim.

The Company intends to continue defending its positions vigorously. In addition, the Company may evaluate the possibility of a negotiated resolution of the dispute. In the event of a negotiated resolution, the Company’s ability to fund any payments owed in cash may be materially constrained by the terms of the ELOC and the Company’s Series B Preferred Stock. Litigation is inherently uncertain, and there can be no assurance that any negotiated resolution will be reached or that the terms of any such resolution are favorable to the Company.

The $3.0 million previously deposited into the District Court’s registry in November 2024 remains reflected in the Company’s financial statements.

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Except as set forth above, we are not currently a party to any legal proceedings, the adverse outcome of which, individually or in the aggregate, we believe will have a material adverse effect on our business, financial condition or operating results.

Board of Directors

Our Board of Directors directs our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and its standing committees.

In accordance with our Certificate of Incorporation, our Board of Directors consists of three classes of directors, with the first class consisting of two directors with a term that will expire at the annual meeting of stockholders held in 2028; the second class consisting of three directors with a term that expires at the annual meeting of stockholders held in 2026; and the third class consisting of one director with a term that will expire at the annual meeting of stockholders held in 2027. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

During the fiscal year ended December 31, 2025, exclusive of committee meetings, our Board of Directors held 9 meetings. In 2025, each person serving as director attended at least 75% of the total number of meetings of our Board of Directors and any committee of the Board of Directors on which he or she served. During 2025, the independent members of the Board of Directors held 4 executive sessions.

Our directors are expected to attend the 2026 Annual Meeting. All of our then-serving directors attended the 2025 annual meeting of stockholders.

Family Relationships

There are no family relationships between our Board of Directors and any of our executive officers or persons nominated to serve as a director.

Corporate Governance Overview

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. We understand that corporate governance practices change and evolve over time, and we seek to adopt and use practices that we believe will be of value to our stockholders and will positively aid in the governance of the Company. To that end, we regularly review our corporate governance policies and practices and compare them to the practices of other peer institutions and public companies. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our Board of Directors determines that it would benefit our Company and our stockholders.

In this section, we describe the roles and responsibilities of our Board of Directors and its committees and describe our corporate governance policies, procedures and related documents. The charters of the Audit, Nominating and Corporate Governance, and Compensation Committees of our Board of Directors, and Code of Ethics and Business Conduct (“Code of Ethics”) can be accessed electronically by clicking the “Investor Relations” page on our website, www.shfinancial.org, and selecting “Governance” under the “Company Information” tab. We will also provide a copy of the committee charters, our Corporate Governance Guidelines and our Code of Ethics without charge upon written request sent to Michael Regan in writing at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401 or by telephone at 720-826-6282.

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Board Composition and Leadership Structure

Jonathon F. Niehaus, a Class II director, serves as the chair of the Company’s Board of Directors and lead independent director. Mr. Niehaus, in his capacity as lead independent director, helps to ensure that the Board of Directors provides effective independent oversight of management.

Our Board of Directors has determined that our leadership structure is appropriate for the Company and our stockholders as it helps to ensure that the Board of Directors and management act with a common purpose and provides a single, clear chain of command to execute our strategic initiatives and business plans.

Director Independence

Applicable rules of Nasdaq require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent, and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees, that neither the director nor any of his or her family members has engaged in various types of business dealings with us and that the director is not associated with the holders of more than five percent of our Common Stock. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In February 2026, the Board of Directors, upon recommendation from the Nominating and Corporate Governance Committee, formally adopted and approved the use of the Nasdaq independence definition as the Company’s standard for evaluating a director’s independence.

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board of Directors has determined that five of our six current directors do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

As of the date of this Proxy Statement, Messrs. Carleton, Niehaus, Klimas, Braun and Tonner would be considered “independent” members of our Board of Directors as “independence” is defined in Nasdaq Marketplace Rule 5605(a)(2). The Board has determined that Mr. Mendez is not “independent” because he is an executive officer of the Company. The Board’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee each consist entirely of each of the independent directors, in accordance with Nasdaq listing standards and applicable SEC rules.

Board’s Role in Risk Oversight and Management

Our Board of Directors has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees and members of senior management to enable our Board of Directors to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board of Directors as a whole.

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Committees of the Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. While the Audit Committee has primary responsibility for risk oversight, both the Audit Committee and the entire Board of Directors are actively involved in risk oversight on behalf of the Company and both receive reports on the Company’s risk management activities from the Company’s executive management team on a regular basis. The members of both the Audit Committee and the Board of Directors also engage in periodic discussions with the Company’s Chief Executive Officer and Chief Financial Officer, as well as other senior employees as they deem appropriate to ensure that risk is being properly managed at the Company. In addition, it is expected that each committee of the Board of Directors will consider risks associated with its respective area of responsibility.

From time to time, the Board of Directors forms special committees as circumstances arise where the Board of Directors believes that such a committee is called for.

Audit Committee

The Audit Committee currently consists of Mr. Braun, Mr. Niehaus, and Mr. Klimas. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Mr. Braun, Mr. Niehaus, and Mr. Klimas each meet the independent director standard under Nasdaq listing standards and under Rule 10A-3(b)(1) of the Exchange Act, and Mr. Braun serves as chairperson of the Audit Committee. Our Board of Directors has determined that Mr. Braun qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues, and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

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The Audit Committee has also established a procedure whereby complaints or concerns regarding accounting, internal controls or auditing matters may be submitted anonymously to the Audit Committee by email.

The Audit Committee held 6 meetings during the year ended December 31, 2025.

Compensation Committee

Messrs. Tonner, Niehaus, and Klimas currently serve as members of the Compensation Committee. Under Nasdaq listing standards, the Compensation Committee must consist of all independent members. Mr. Tonner, Mr. Niehaus, and Mr. Klimas meet the independent director standard under Nasdaq listing standards, and Mr. Tonner serves as chairperson of the Compensation Committee.

The Compensation Committee acts on behalf of and in conjunction with the Board of Directors to establish or recommend the compensation of executive officers of the Company and to provide oversight of the Company’s overall compensation programs and philosophy.

We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

The Compensation Committee held 3 meetings during the year ended December 31, 2025.

During 2025, there was no interlocking relationship between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Messrs. Tonner, Klimas, and Braun. Under Nasdaq listing standards, the Nominating and Corporate Governance Committee must consist of all independent members. Messrs. Tonner, Klimas, and Braun meet the independent director standard under Nasdaq listing standards, and Mr. Tonner serves as chairperson of the Nominating and Corporate Governance Committee.

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The Nominating and Corporate Governance Committee is responsible for evaluating the composition, size and governance of the Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to the committees, establishing a policy for considering stockholder nominees to the Board of Directors, reviewing the corporate governance principles and making recommendations to the Board of Directors regarding possible changes; and reviewing and monitoring compliance with the Company’s Code of Ethics.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, variety of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Stockholders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than five hundred words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a stockholder will not be evaluated differently from any other potential nominee.

The Nominating and Corporate Governance Committee held 3 meetings during the year ended December 31, 2025.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. You may review this document by accessing our public filings at the SEC’s website at www.sec.gov or on our website at https://ir.shfinancial.org/corporate-governance/. In addition, a copy of the Code of Ethics will be provided without charge upon request to Michael Regan in writing at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401 or by telephone at 720-826-6282. We intend to disclose any waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. In the event we adopt amendments to or amend and restate the Code of Ethics, we intend to make the revised Code of Ethics available on our website at https://ir.shfinancial.org/corporate-governance/.

Hedging Policy

In connection with Company’s Insider Trading Policy, “Covered Persons,” which includes all officers, directors, and employees of the Company, including any such person’s spouse, other persons living in such person’s household and minor children and entities over which such person exercises control, are prohibited from engaging in the practice of hedging or monetization transactions or similar arrangements with respect to Company securities, without prior written consent from the Chief Strategy & Investment Officer, Michael Regan.

Insider Trading Policy

The Company’s Insider Trading Policy governs the purchase, sale and other acquisitions and dispositions of the Company’s securities by the Company and all of its directors, officers and employees. This policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards. A copy of the Insider Trading Policy is filed as Exhibit 19 to the 2025 Annual Report.

15

COMPENSATION DISCUSSION AND ANALYSIS

We qualify as both a “smaller reporting company” and an “emerging growth company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting and emerging growth companies. Accordingly, this executive compensation summary is not intended to meet the disclosure requirements of larger reporting companies.

As a smaller reporting company, we are required to disclose the executive compensation of our named executive officers, which consist of the following individuals, for the fiscal years ended December 31, 2025 and December 31, 2024, respectively: (i) any individual serving as our principal executive officer or acting in a similar capacity, during the fiscal year ended December 31, 2025; (ii) the two other most highly compensated executive officers of the Company serving as executive officers at the end of the most recently completed fiscal year; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the most recently completed fiscal year.

As an emerging growth company, we are not required to provide the executive compensation Pay versus Performance disclosure described in Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act or Item 402(v) of Regulation S-K.

Our named executive officers for the fiscal year ended December 31, 2025 were Terrance E. Mendez, our Chief Executive Officer and Chief Financial Officer, Jeffrey Kay, our Chief Marketing Officer, James H. Dennedy, our former Chief Financial Officer, Michael Regan, our Chief Investment & Strategy Officer, Douglas Beck, our Principal Accounting Officer and Senior Vice President of Finance, and Sundie Seefried, our former Chief Executive Officer.

Summary Compensation Table (“SCT”)

The following table discloses compensation paid or to be paid to our named executive officers for the fiscal years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Terrance E. Mendez(2)(3)(4)	2025	326,967	360,000	373,569	143,211	1,203,747
Chief Executive Officer and Chief Financial Officer	2024	-	-	-	72,827	72,827

Jeffrey Kay	2025	175,194	50,000	50,000	-	275,194
Chief Marketing Officer	2024	-	-	-	-	-

James H. Dennedy(5)	2025	121,470	-	-	-	121,470
Former Chief Financial Officer	2024	334,699	38,000	26,459	-	399,158

Michael Regan	2025	93,304	50,000	123,446	-	266,750
Chief Investment & Strategy Officer	2024	-	-	-	-	-

Douglas Beck	2025	106,452	-	86,371	-	192,823
Principal Accounting Officer, Senior Vice President of Finance, Controller	2024	-	-	-	-	-

Sundie Seefried(6)(7)	2025	16,544	-	-	7,376	23,920
Former Chief Executive Officer	2024	316,728	46,667	32,518	-	395,913

Donnie Emmi(8)	2025	126,982	22,500	-	-	149,482
Former Chief Legal Officer	2024	331,508	38,000	26,459	-	395,967

(1)	Amounts represent the aggregate grant date fair value of stock awards or option awards, as applicable, granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718 (Topic 718), the basis for computing stock-based compensation in our financial statement.
(2)	Prior to becoming the co-Chief Executive Officer on January 21, 2025, and for the year 2024 all income earned by Mr. Mendez was through his engagement as an independent contractor.
(3)	Mr. Mendez became our Chief Financial Officer on June 6, 2025 following Mr. Dennedy’s resignation.
(4)	Pursuant to the terms of Mr. Mendez’s employment agreement, if the agreement is not renewed or is terminated without cause, the Company is obligated to pay severance equal to the CEO’s then-current annual base salary. The severance is considered a nonretirement postemployment benefit that is accounted for under ASC 712-10, and a liability is accrued when it becomes probable that a payment will be made, and the amount is estimable. Since the amount is defined and the amount is probable, an accrual is deemed required. See “––Narrative Disclosure to Summary Compensation Table––Employment Agreements––Agreement with Terrance E. Mendez” below.
(5)	Mr. Dennedy resigned as Chief Financial Officer on June 6, 2025.
(6)	Ms. Seefried resigned as co-Chief Executive Officer on February 28, 2025 and as a member of the Board on April 20, 2026.
(7)	Pursuant to Ms. Seefried’s employment agreement, in 2025 the Company paid for her participation in the Consolidated Omnibus Budget Reconciliation Act insurance program following her resignation as co-Chief Executive Officer on February 28, 2025.
(8)	Mr. Emmi resigned as Chief Legal Officer on June 6, 2025.

16

Narrative Disclosure to Summary Compensation Table

Overview

The Company has developed an executive compensation program which is designed to align compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, motivate and retain individuals who contribute to the long-term success of the Company.

Decisions on the executive compensation program, as described below, are determined and/or ratified by the Board of Directors with recommendations given by the Compensation Committee.

The decisions regarding executive compensation reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. The Compensation Committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

The compensation for our executive officers has three primary components: base salary, an annual cash incentive bonus, and long-term incentive compensation in the form of equity awards.

Base Salary

The Company’s practice has been to ensure that base salary is fair to the executive officers, competitive within the industry and reasonable in light of the Company’s cost structure. The Compensation Committee determines base salaries and manages the base salary review process, subject to existing employment agreements.

Annual Bonuses

The Company uses annual cash incentive bonuses for the executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. The Company expects that, near the beginning of each year, the Compensation Committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers.

Equity Awards

The Company uses equity awards to reward long-term performance of the executive officers. The Company believes that providing a meaningful portion of the total compensation package in the form of equity awards will align the incentives of its executive officers with the interests of its stockholders and serve to motivate and retain the individual executive officers. Equity awards are awarded under the Plan, which has been adopted by the Board of Directors.

In connection with the Company’s executive compensation program, the Company has granted equity awards to its executives.

Other Compensation

The Company maintains various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the executive officers participate.

17

Employment Agreements and Offer Letters

Agreement with Sundie Seefried

On February 11, 2022, the Company entered into an executive employment agreement with Sundie Seefried which became effective September 28, 2022, pursuant to which Ms. Seefried serves as the Chief Executive Officer of the Company. The executive employment agreement provides for an annual base salary of $0.4 million, an initial incentive equity grant of options exercisable for 27,500 shares of the Company’s Common Stock at $133.40 per share that will vest over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Ms. Seefried for good reason, of one year’s base salary. Ms. Seefried resigned as co-Chief Executive Officer of the Company effective on February 28, 2025. Ms. Seefried resigned as a member of the Board on April 20, 2026.

Agreement with Terrance E. Mendez

On January 21, 2025, the Company entered into an executive employment agreement with Mr. Mendez which became effective immediately, pursuant to which Mr. Mendez now serves as the Chief Executive Officer of the Company. Under the terms of the agreement, if the contract is not renewed or is terminated without cause, the Company is obligated to pay severance equal to the Chief Executive Officer’s then-current annual base salary. The agreement also provides for an annual cash bonus opportunity of up to 100% of base salary, and for long-term incentive compensation, the terms of which are to be determined by the Board of Directors. On January 21, 2025, the Company’s Board of Directors granted Mr. Mendez an option to purchase 32,700 shares of our Common Stock at an exercise price of $8.00 per share. The option has a ten-year term. One-third of the option vested immediately upon grant, one-third will vest on the first anniversary of the grant date, and the remaining one-third will vest on the second anniversary of the grant date. The terms of this agreement were not altered in connection with Mr. Mendez assuming the title of the Company’s sole Chief Executive Officer on February 28, 2025 or in connection with Mr. Mendez assuming the title of the Company’s Interim Chief Financial Officer on June 6, 2025. Effective January 1, 2026, Mr. Mendez’s annual base salary was increased to $0.5 million per year.

Agreement with James H. Dennedy

On January 10, 2023, the Company entered into an executive employment agreement with James Dennedy, pursuant to which Mr. Dennedy serves as the Chief Financial Officer of the Company. The executive employment agreement provides for an annual base salary of $0.3 million, an initial incentive equity grant of options exercisable for 17,500 shares of the Company’s Common Stock at $133.40 per share that will vest over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Mr. Dennedy for good reason, of one year’s base salary.

On April 2, 2024, the Company entered into an amendment to its original agreement with Mr. Dennedy to facilitate business continuity and stagger contract expirations to accommodate the Company’s public reporting schedule. The amendment to Mr. Dennedy’s executive employment extends the term of his employment to May 16, 2026. In addition, the amendment contains a provision that, effective April 1, 2024, deletes and replaces Section 4(b) of Mr. Dennedy’s original agreement such that all PTO that Mr. Dennedy accrued through March 31, 2024, but had not taken, shall be paid to him during the month of April 2024. As a result, no PTO shall accrue or be paid out at the time of termination of Mr. Dennedy’s employment with the Company for any reason. The amendment also adds a provision that Mr. Dennedy shall be entitled to receive supplemental severance in an amount equivalent to six months of his then-current base salary, provided that he executes a release of claims against the Company and its affiliated entities, executives, and employees (including claims related to any non-compete and non-solicit covenants), for the six-month period after the termination of his employment.

Mr. Dennedy resigned as Chief Financial Officer on June 6, 2025.

Agreement with Donnie Emmi

On January 10, 2023, the Company entered into an executive employment agreement with Donnie Emmi, pursuant to which Mr. Emmi serves as the Chief Legal Officer of the Company. The executive employment agreement provides for an annual base salary of $285,000, an initial incentive equity grant of options exercisable for 350,000 shares of the Company’s Common Stock at $6.67 per share that will vest over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Mr. Emmi for good reason, of one year’s base salary.

On April 2, 2024, the Company entered into an amendment to its original agreement with Mr. Emmi to facilitate business continuity and stagger contract expirations to accommodate the Company’s public reporting schedule. The amendment to Mr. Emmi’s executive employment agreement extends the term of his employment to August 22, 2026. In addition, the amendment contains a provision that, effective April 1, 2024, deletes and replaces Section 4(b) of Mr. Emmi’s original agreement such that all PTO that Mr. Emmi accrued through March 31, 2024, but had not taken, shall be paid to him during the month of April 2024. As a result, no PTO shall accrue or be paid out at the time of termination of Mr. Emmi’s employment with the Company for any reason. The amendment also adds a provision that Mr. Emmi shall be entitled to receive supplemental severance in an amount equivalent to six months of his then-current base salary, provided that he executes a release of claims against the Company and its affiliated entities, executives, and employees (including claims related to any non-compete and non-solicit covenants), for the six month period after the termination of his employment.

Mr. Emmi resigned as Chief Legal Officer on June 6, 2025.

18

Offer Letter with Jeffrey Kay

Mr. Jeffrey Kay joined the Company in April 2025 as Senior Vice President of Marketing. His annual salary is $0.3 million per annum and an initial incentive equity grant of options exercisable for 23,781 shares of the Company’s Common Stock at $2.22 per share that will vest over three years and other customary benefits. On September 24, 2025, Mr. Kay was appointed Chief Marketing Officer. Mr. Kay is an at-will employee.

Offer Letter with Michael Regan

Mr. Michael Regan joined the Company in March 2025 as Head of Investor Relations and Data Science and then served as the Vice President, Strategic Finance and Corporate Development from June 2025. On September 24, 2025, Mr. Regan was appointed Chief Investment and Strategy Officer. Mr. Regan’s annual salary was $0.1 million per annum and an initial incentive equity grant of options exercisable for 7,326 shares of the Company’s Common Stock at $6.40 per share that will vest over three years and other customary benefits. On January 1, 2026, Mr. Regan’s annual salary was increased to $0.2 million per annum. Mr. Regan is an at-will employee.

Offer Letter with Douglas Beck

Mr. Douglas Beck joined the Company in May 2025 as the Senior VP and Controller of the Company. On September 24, 2025, Mr. Beck was appointed Principal Accounting Officer and will continue to serve as the Company’s Senior Vice President of Finance, Controller, a position that he has held since May 2025. Mr. Beck’s annual salary was $0.18 million per year and he is eligible to participate in the Company’s benefits. On January 1, 2026, Mr. Beck’s annual salary was increased to $0.2 million per year. Mr. Beck is an at-will employee.

19

Director Compensation

The following table sets forth for the year ended December 31, 2025, certain information as to the total remuneration we paid to our non-employee directors.

In 2025, each director received a quarterly cash payment in the amount of $0.006 million and fees in the amount of $0.005 million per committee. In addition, the chair of the Audit Committee received an annual retainer of $20,000; the chair of Compensation Committee received an annual retainer of $0.01 million; the chair of the Nominating and Corporate Governance Committee received an annual retainer of $0.01 million; and the chair of the Board of Directors received an additional $0.015 million. Mr. Mendez did not receive fees for his service as a member of the Board of Directors, and Ms. Seefried did not receive fees for her service as a member of the Board of Directors until after her resignation from her position as co-Chief Executive Officer of the Company.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)
Jonathon Niehaus	55,000	84,142	-	139,142
Sundie Seefried(2)	25,000	84,142		116,518
Richard Carleton	39,600	84,142	-	123,742
Francis A. Braun III	39,167	100,000	-	139,167
Douglas Fagan(3)	6,250	84,142	-	90,392
Jennifer Meyers(4)	6,250	84,142	-	90,392
Jonathan Summers(5)	23,791	84,142	-	107,933
Karl Racine(6)	8,750	84,142	-	92,892

(1)	Amounts represent the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718 (Topic 718), the basis for computing stock-based compensation in our financial statement.
(2)	Ms. Seefried resigned from her position as a director of the Company on April 20, 2026
(3)	Mr. Fagan resigned from his position as a director of the Company on May 15, 2025.
(4)	Ms. Meyers resigned from her position as a director of the Company on May 15, 2025.
(5)	Mr. Summers did not stand for reelection at the 2025 annual meeting of the Company’s stockholders.
(6)	Mr. Racine resigned from his position as a director of the Company on May 2, 2025.

20

Outstanding Equity Awards at December 31, 2025

The following table sets forth information regarding outstanding stock options or unvested equity awards as of December 31, 2025.

	Option Awards					Restricted Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Terrance E. Mendez	32,700	32,700	32,700	8.00	January 21, 2035	–	–	–	–
	91,751	91,751	91,751	2.40	August 7, 2035	–	–	–	–

Jeffrey Kay	23,781	23,781	23,781	2.22	April 7, 2035	–	–	–	–
	25,825	25,825	25,825	2.40	August 7, 2035	–	–	–	–

Michael Regan	7,326	7,326	7,326	6.40	March 10, 2035	–	–	–	–
	45,875	45,875	45,875	2.40	August 7, 2035	–	–	–	–

Douglas Beck	45,875	45,875	45,875	2.40	August 7, 2035	–	–	–	–

Sundie Seefried	27,500	27,500	27,500	133.40	October 13, 2032	–	–	–	–
	11,628	11,628	11,628	9.68	March 3, 2035

There were no outstanding stock options or unvested equity awards as of December 31, 2025 for either Mr. Emmi or Mr. Dennedy.

21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of April 30, 2026, except as noted, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Our only class of voting securities is our Common Stock. To our knowledge, none of the shares listed below is held under a voting trust or similar agreement. To our knowledge, there are no pending arrangements, including any pledges by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. There were 5,033,118 shares of Common Stock issued and outstanding on April 30, 2026.

Unless otherwise indicated in the following table, the address for each person named in the table is 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. Pursuant to SEC rules, we have included shares of Common Stock that the person has the right to acquire within 60 days after April 30, 2026.

Name and Address of Beneficial Owner	Shares of Class A Common Stock		% of Total Voting Power(1)
Terrance E. Mendez	102,651	(2)	1.9%
Jonathon Niehaus	16,596	(3)	*	%
Richard Carleton	15,635	(3)	*	%
Francis A. Braun III	53,144	(4)	1.0%
Tyler Klimas	0		*	%
Sean Tonner	0		*	%
Michael Regan	48,317	(4)(5)	*	%
Douglas Beck	45,875	(4)	*	%
Jeffrey Kay	8,608	(4)	*	%
Sundie Seefried(6)	96,795	(7)	1.8%
Donnie Emmi(8)	18,460	(9)	*	%
James H. Dennedy(10)	5,834	(11)	*	%
(All Current Executive Officers and Directors as a Group (9 persons)):	290,826		5.8%

Five Percent and Other Holders:
Partner Colorado Credit Union	1,080,807	(12)	21.0%
M3 FUNDS, LLC	308,000	(13)	6.0%

* Indicates ownership of less than 1% of the outstanding shares of our Common Stock.

(1)	The percentage of beneficial ownership of the Company is calculated based on 5,146,419 shares of Common Stock outstanding as of April 30, 2026, plus vested but unexercised options.
(2)	Includes (i) 10,900 incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Common Stock and have an exercise price per share equal to $8.00, and (ii) 91,751 incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Common Stock and have an exercise price per share equal to $2.40.
(3)	Includes 11,628 incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Common Stock and have an exercise price per share equal to $9.68.
(4)	Composed entirely of incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Common Stock and have an exercise price per share equal to $2.40.
(5)	Includes 2,442 incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Common Stock and have an exercise price per share equal to $6.40.
(6)	Ms. Seefried resigned as co-Chief Executive Officer on February 28, 2025. Ms. Seefried also resigned from the Board of Directors on April 20, 2026.
(7)	Includes (i) 27,500 incentive stock options that are vested, or vest in the next 60 days, to purchase shares of common stock and have an exercise price per share equal to $133.40, and (ii) 11,628 incentive stock options that are vested, or vest in the next 60 days, to purchase shares of common stock and have an exercise price per share equal to $9.68.
(8)	Mr. Emmi resigned as Chief Legal Officer on June 6, 2025.
(9)	Based solely on information from a Non-Objecting Beneficial Owner (“NOBO”) list as of March 31, 2026.
(10)	Mr. Dennedy resigned as Chief Financial Officer on June 6, 2025.
(11)	Based solely on information from a Non-Objecting Beneficial Owner list as of March 31, 2026.
(12)	Based solely on information contained in a Schedule 13D filed with the SEC on July 21, 2023. The business address of Partner Colorado Credit Union is 6221 Sheridan Blvd, Arvada, CO 80003.
(13)	Based solely on information contained in a Schedule 13G filed with the SEC on December 30, 2025. The business address of M3 Funds, LLC is 2070 E 2100 S, Suite 250, Salt Lake City, UT 84109.

22

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2025. As of December 31, 2025, we had one equity compensation plan, which was approved by our stockholders: SHF Holdings, Inc. Amended and Restated – 2022 Equity Incentive Plan (as amended, the “Plan”).

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	538,618	(1)	$11.25	(2)	78,799	(3)
Equity compensation plans not approved by security holders	0		$0		0
Total	538,618		$11.25		78,799

(1) Includes netting of shares by award recipients to cover income taxes associated with a grant of equity.

(2) Weighted average price of issued options under the current Plan.

(3) Includes netting of shares and shares returned to the Plan as a result of unvested shares of award recipients separated from the Company prior to the grant fully vesting.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”) to file with the SEC reports on Forms 3, 4 and 5 concerning their ownership of and transactions in the common stock and other equity securities of the Company, generally within 2 business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf.

Based solely upon a review of SEC filings, the Company believes that all Reporting Persons complied with these reporting requirements during 2025, except that (a) (i) one report for Francis A. Braun III, a director of the Company, covering one transaction, (ii) two reports for Terrance Mendez, our Chief Executive Officer, Chief Financial Officer and a director of the Company, covering an aggregate of three transactions, (iii) one report for Douglas Beck, our Principal Accounting Officer, Senior Vice President of Finance, Controller, covering one transaction, (iv) two reports for Jeffrey Kay, our Chief Marketing Officer, covering an aggregate of three transactions, and (v) four reports for Michael Regan, our Chief Investment & Strategy Officer, covering an aggregate of seven transactions were filed late, in each case due to an inadvertent administrative error, and (b) the required Form 3 for (i) Terrance Mendez, (ii) Douglas Beck, (iii) Jeffrey Kay, and (iv) Michael Regan was filed late, in each case due to a delay in SEC approval of each such person’s Form ID application. The late Form 3 filings related solely to each person’s designation as a Reporting Person and did not relate to any transactions in securities of the Company.

23

REPORT OF THE AUDIT COMMITTEE

This report shall not be deemed incorporated by reference by a general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such acts.

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in the Audit Committee charter adopted by the Board of Directors. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Macias, Gini & O’Connell LLP (“MGO”).

Our Audit Committee currently consists of Francis A. Braun III, Jonathon F. Niehaus, and Tyler Klimas. Mr. Braun serves as chairman of the Audit Committee. In evaluating the independence of its members and the composition of its planned committees, the Board of Directors utilizes the definition of “independence” developed by the Nasdaq Stock Market and SEC rules, including the rules relating to the independence standards for audit committee members and the non-employee director definition in Rule 16b-3 promulgated under the Exchange Act. The Board of Directors has determined that each of Messrs. Braun, Niehaus, and Klimas is an independent director.

The Audit Committee has discussed with MGO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission. The Audit Committee has received and reviewed the written disclosures and the letter from MGO required by applicable requirements of the PCAOB regarding MGO’s communications with the Audit Committee concerning independence, and has discussed with MGO its independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Respectfully Submitted,

/s/ Francis A. Braun III, Audit Committee Chairman
/s/ Jonathon F. Niehaus
/s/ Tyler Klimas

24

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Relationships

There are no family relationships between or among our executive officers and directors.

Related Party Transactions

The Company’s Board of Directors has adopted a written Related Party Transaction Policy that requires the Audit Committee of the Board to review and approve or ratify any transaction between the Company and a “related party,” which is defined as any director, executive officer, nominee for director, or holder of more than 5% of the Company’s outstanding Common Stock, or any immediate family member of any such person in which the amount involved exceeds the lesser of $0.12 million since the Company’s last fiscal year or 1% of the average of the Company’s total assets at year-end for the Company’s last two completed fiscal years. The Audit Committee of the Board evaluates the material facts of each such transaction and determines whether approval or ratification is in the best interests of the Company and its stockholders. Our related party transactions entered into between January 1, 2024 and the date hereof, all of which were previously approved by our Audit Committee, are described below.

For the fiscal year ended December 31, 2025, the Company identified one related party as defined under ASC 850 and SEC Regulation S-K Item 404. Partner Colorado Credit Union (“PCCU”) approximately held 25.2% of the Company’s Common Stock as of December 31, 2025, making it both a significant stockholder and the Company’s most significant commercial counterparty. PCCU also holds the majority of the Company’s cash deposits.

Commercial Alliance Agreements

The Company’s wholly-owned subsidiary, SHF, LLC, operates substantially all of its business with PCCU. This relationship is governed by the Second Amended and Restated Commercial Alliance Agreement (the “Second Amended CAA”), which replaced the Amended and Restated Commercial Alliance Agreement (the “First Amended CAA”) as of October 1, 2025. The Company and PCCU had agreed to the terms for the Second Amended CAA in October 2025, and it was executed on February 4, 2026.

The First Amended CAA introduced several significant changes to the Commercial Alliance Agreement (the “CAA”), including (i) the elimination of the Company’s indemnification obligations for loan-related losses, (ii) a reduction in the Company’s loan program income share to approximately 35% to reflect the incremental risk absorbed by PCCU in connection with the elimination of our indemnification obligations, (iii) the replacement of a multiple per-account fee structure with a single asset hosting fee equal to 1.00% of average daily cannabis related business (“CRB”) deposit balances that increased to 1.30% in the event balances exceeded $130 million, and (iv) us receiving 100% of investment income on CRB deposits.

The Second Amended CAA fundamentally restructured the economics of the PCCU relationship. The primary changes were that (i) the Company’s share of loan program income increased from approximately 35% up to 65%, reflecting the completion the Company’s September 2025 recapitalization-related transactions; (ii) the Company now receives up to 65% of loan program income generated by PCCU’s CRB loan portfolio in exchange for being obligated to indemnify PCCU for up to 65% of net losses of a default on any loan covered by the Second Amended CAA, with no contractual cap on total exposure; and (iii) the asset hosting fee structure transitioned from a flat rate to a tiered marginal rate schedule based on average daily deposit balances, with rates ranging from 0.50% on the first $25 million to 1.25% on balances above $125 million, resulting in estimated annual savings of approximately $0.3 million compared to the rates contained in the First Amended CAA.

The Company derives substantially all of its revenue from services performed under the CAA. For the year ended December 31, 2025, revenue generated under the then-in effect agreement with PCCU approximated 86.7% of total Company revenues. As of December 31, 2025, amounts due from PCCU approximated 97% of total accounts receivable. PCCU holds the majority of the Company’s cash and cash equivalents. As of December 31, 2025, and December 31, 2024, $6.8 million and $2.2 million of the Company’s cash was held on deposit at PCCU, respectively.

On September 30, 2025, the Company entered into a Debt Cancellation Agreement whereby PCCU cancelled a senior secured promissory note (the “PCCU Note”). At the time of cancellation, the outstanding principal balance was approximately $10.7 million. In consideration for the cancellation, PCCU received 13,436 shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) and a Common Stock purchase warrant (as amended and restated, each, a “Series B Warrant”) to purchase 865,200 shares of Common Stock. As a result, no balance remained outstanding under the PCCU Note as of December 31, 2025. Under the terms of the Series B Preferred Stock and Series B Warrants, PCCU may not convert its preferred shares or exercise its warrant to the extent such action would result in PCCU beneficially owning more than 4.99% of the Company’s Common Stock. Holders of the Series B Preferred Stock have no voting rights and no right to appoint directors of the Company.

25

Series B Preferred Stock Offering

On September 30, 2025, Terrance Mendez, Chief Executive Officer, Chief Financial Officer and Director of the Company, Michael Regan, Chief Investment & Strategy Officer of the Company, Jeffrey Kay, Chief Marketing Officer of the Company, Richard Carleton, a director of the Company, and Margaret Williams, an employee of the Company, all participated in the Company’s offering of Series B Preferred Stock pursuant to a Securities Purchase Agreement, dated as of September 30, 2025 (the “Series B SPA”), by and between us and certain investors. Their participation was subject to stockholder approval in accordance with Nasdaq Rule 5635(c), which was obtained on November 6, 2025. In the aggregate, these participants purchased 284 shares of Series B Preferred Stock and received accompanying Series B Warrants to purchase an aggregate of 18,290 shares of Common Stock. On May 6, 2026, the Company announced that it would be voluntarily reducing the conversion and exercise prices of the Series B Preferred Stock and the Series B Warrants, respectively, for a limited period of time.

The individual participants and their respective purchases were as follows:

Participant	Position	Series B Convertible Preferred Shares Owned	Series B Warrant Shares Owned	Amount Paid
Terrance E. Mendez	Chief Executive Officer and Chief Financial Officer	125	8,050	$100,000
Michael Regan	Chief Investment and Strategy Officer	63	4,057	$50,400
Jeffrey Kay	Chief Marketing Officer	63	4,057	$50,400
Margaret Williams	VP, BSA and Compliance	20	1,228	$16,000
Richard Carleton	Director	13	837	$10,400	(1)

(1)	Mr. Carleton agreed to cancel $10,400 of his Board compensation as consideration for his Series B Preferred Stock and Series B Warrants.

Because the issuance of shares of Common Stock underlying the Series B Preferred Stock and Series B Warrants to members of management and the Board constituted compensation under Nasdaq Listing Rule 5635(c), such issuances were conditioned upon and subject to stockholder approval. On November 6, 2025, at a special meeting of stockholders, the Company’s stockholders approved the issuances to members of management and the Board of Directors.

The terms of the Series B Preferred Stock and Series B Warrants purchased by management and director participants are identical to those available to all other buyers under the Series B SPA. No preferential terms, discounts beyond the standard $800 per $1,000 stated-value purchase price, or other special arrangements were extended to any management or board participant.

Policies and Procedures for the Company’s Related Party Transactions

The Company’s Board of Directors has adopted a written Related Party Transaction Policy that requires the Audit Committee of the Board to review and approve or ratify any transaction between the Company and a “related party,” which is defined as any director, executive officer, nominee for director, or holder of more than 5% of the Company’s outstanding common stock, or any immediate family member of any such person in which the amount involved exceeds the lesser of $120,000 since the Company’s last fiscal year or 1% of the average of the Company’s total assets at year end for the Company’s last two completed fiscal years. The Audit Committee of the Board evaluates the material facts of each such transaction and determines whether approval or ratification is in the best interests of the Company and its stockholders. Our related party transactions entered into between January 1, 2024 and the date hereof, all of which were previously approved by our Audit Committee, are described above.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MACIAS, GINI & O’CONNELL LLP AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2026

The Audit Committee, which is responsible for the appointment, compensation and oversight of our independent auditors, has engaged MGO as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2026. As a matter of good corporate governance, we are requesting that stockholders ratify the Audit Committee’s appointment of MGO as independent auditors. If stockholders do not ratify the appointment of MGO, the Audit Committee will reevaluate the appointment, but may retain such independent auditor. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

As previously disclosed, on April 14, 2025, the Audit Committee of the Board of Directors was notified by Marcum LLP (“Marcum”) that the auditor relationship between the Company and Marcum was terminated, effective April 14, 2025. Marcum audited the Company’s financial statements for the years ended December 31, 2024 and 2023 (the “Engagement Period”). The reports of Marcum on such financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception that said report included an explanatory paragraph regarding the uncertainty of the Company’s ability to continue as a going concern.

During the Engagement Period, and the subsequent interim period from January 1, 2025 to April 14, 2025, there were no disagreements (as that term is used in Item 304(a)(1)(iv) of Regulation S-K) and the related instructions to Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the same period, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended), except as disclosed below:

Our management concluded that there existed material weaknesses in our internal controls over financial reporting for the fiscal years ended December 31, 2023 and December 31, 2024 related to ineffective design and operating effectiveness of internal controls over the review of revenue recognition from calculations that occur on a monthly basis between the Company and a related party, and ineffective management review controls related to the evaluation of accounting for debt and equity financial instruments, and for the fiscal year ended December 31, 2024 related to ineffective management review controls over the evaluation of going concern and ineffective information technology controls due to certain users with unnecessary privileged access within the financially relevant systems, and ineffective logical access user reviews, resulting in segregation of duty risk as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

At the time of the initial disclosure of the forgoing, the Company provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.

On April 18, 2025, the Audit Committee approved the engagement of Macias, Gini & O’Connell LLP as independent registered public accounting firm, to audit the Company’s consolidated financial statements for the year ending December 31, 2025.

Representatives of MGO, but not Marcum, have been invited to virtually attend the 2026 Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

27

Audit and Non-Audit Fees

MGO

The following table shows fees that we paid (or accrued) for professional services rendered by MGO for our fiscal year ended December 31, 2025. MGO did not serve as the Company’s principal accountant for the fiscal year ended December 31, 2024.

	2025
Audit Fees(1)	$596,359	(A)
Audit-Related Fees(2)	—
Tax fees(3)	—
All other fees	—
Total	$596,359

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent public accounting firm in connection with statutory and regulatory filings or engagements. Audit Fees also include activities related to registration statement consents.

(2)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” This category may include fees related to financial statement audits of certain employee benefit plans, services related to certain regulatory compliance requirements, and services related to corporate equity transaction filings.

(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, acquisitions and international tax planning.

(A)	Includes $15,190 for registration statements.

Marcum

The following table shows fees that we paid (or accrued) for professional services rendered by Marcum for our fiscal year ended December 31, 2024. Marcum did not serve as the Company’s principal accountant for the fiscal year ended December 31, 2025.

2024
Audit Fees(1)	$402,705
Audit-Related Fees(2)	—
Tax fees(3)	—
All other fees	—
Total	$402,705

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent public accounting firm in connection with statutory and regulatory filings or engagements. Audit Fees also include activities related to registration statement consents.

(2)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” This category may include fees related to financial statement audits of certain employee benefit plans, services related to certain regulatory compliance requirements, and services related to corporate equity transaction filings.

(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, acquisitions and international tax planning.

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by Marcum or MGO, as applicable. The Audit Committee considers and approves at each meeting, as needed, anticipated audit and permissible non-audit services to be provided by Marcum during the year and estimated fees. All services provided by MGO and Marcum during the fiscal years ended December 31, 2025 and 2024 were approved by the Audit Committee.

Our independent auditor for the fiscal year ended December 31, 2025, MGO, has advised us that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriter, voting trustee, director, officer or employee. All professional services rendered by MGO during the fiscal years ended December 31, 2025 and 2024 were furnished at customary rates and were performed by full-time, permanent employees.

Vote Required and Recommendation

The selection of MGO as our independent certified public accountants for the fiscal year ending December 31, 2026 will be ratified if votes representing a majority of the votes cast at the 2026 Annual Meeting, at which a quorum is present, in person online or by proxy, vote in favor of the proposal. Abstentions have the effect of a vote “AGAINST” Proposal 2 and broker non-votes will have no effect with respect to the approval of Proposal 2.

The Board of Directors unanimously recommends that you vote FOR Proposal 2, the Ratification of Accountants Proposal.

28

STOCKHOLDERS MATTERS

Stockholder Communications with the Board of Directors

Any stockholder may communicate by mail with the Board of Directors or individual directors by contacting Michael Regan at SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. The Board of Directors has instructed Mr. Regan to review this correspondence and determine, in his discretion, whether matters submitted are appropriate for Board consideration. Mr. Regan may also forward certain communications to others at the Company for review and possible response. Communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board of Directors.

Stockholder Proposals for Inclusion in 2027 Proxy Statement

Pursuant to Rule 14a-8 of the SEC’s proxy rules, a stockholder intending to present a proposal to be included in the proxy statement for our 2027 Annual Meeting of Stockholders must have delivered a proposal in writing to our principal executive offices no later than January 8, 2027 (or if we change the date of the 2027 Annual Meeting of Stockholders by more than 30 days from the date of this year’s 2026 Annual Meeting, a reasonable time before we begin to print and mail the proxy materials for the 2027 Annual Meeting). Proposals should be addressed to Michael Regan, Chief Investment & Strategy Officer, SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. Proposals from stockholders must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

Other Stockholder Proposals for Presentation at 2027 Annual Meeting

Stockholder proposals intended to be presented at, but not included in the proxy materials for, our 2027 Annual Meeting of Stockholders, including director nominations for election to our Board of Directors, must be timely received by us in writing at our principal executive offices, addressed to the Chief Investment & Strategy Officer of the Company as indicated above. Under our Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 90 days, nor more than 120 days, prior to the meeting; provided, however, that in the event that the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary of the 2026 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the 2027 Annual Meeting of Stockholders and not later than the later of (x) the close of business on the 90th day before the 2027 Annual Meeting of Stockholders or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. A stockholder’s notice to Michael Regan, Chief Investment & Strategy Officer, must set forth the following information as to each matter the stockholder proposes to bring before the annual meeting:

●	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

●	The name and record address of the stockholder proposing such business,

●	The class and number of shares beneficially owned by the stockholder, and

●	Any material interest of the stockholder in such business.

The SEC’s rules permit our management to vote proxies on a proposal presented by a stockholder as described above, in the discretion of the persons named as proxy, if:

●	We receive timely notice of the proposal and advise our stockholders in that year’s proxy materials of the nature of the matter and how management intends to vote on the matter; or

●	We do not receive timely notice of the proposal in compliance with our Bylaws.

29

INTERESTS OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

Except in the election of Mr. Niehaus and Mr. Tonner under Proposal 1, none of the Company’s current officers or directors has any interest in any of the matters to be acted upon at the 2026 Annual Meeting.

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

Various statements made in this Proxy Statement are “forward-looking statements” within the meaning of, and subject to the protections of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance and condition, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance, achievements, or financial condition of the Company to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. Furthermore, this Proxy Statement may contain forward-looking statements regarding the potential for federal rescheduling of cannabis, the potential passage of the SAFER Banking Act of 2025, projected growth of the cannabis market, the potential impact of regulatory changes on the Company’s business, and the anticipated benefits of the Second Amended CAA. You should not expect us to update any forward-looking statements. These forward-looking statements should be read together with the discussion of the Company’s risks and uncertainties included under the caption “Risk Factors” in our 2025 Annual Report.

All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “seek,” “should,” “indicate,” “would,” “believe,” “contemplate,” “consider,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target” and other similar words and expressions of the future.

INFORMATION REFERENCED IN THIS PROXY STATEMENT

The content contained on, or that can be accessed through, the websites referred to in this Proxy Statement, including our corporate website, are not deemed to be part of, and are not incorporated by reference into, this Proxy Statement unless expressly indicated otherwise.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the 2026 Annual Meeting. If, however, any other business should properly come before the 2026 Annual Meeting, the persons named in the accompanying proxy will, to the extent permitted by applicable law, vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

We are sending only one Notice or one Proxy Statement to stockholders residing at the same address unless one of the stockholders has notified us of his or her desire to receive multiple copies. This practice, known as “householding,” reduces duplicate mailings, enabling us to save paper and reduce printing costs.

Stockholders residing at the same address who currently receive only one copy of the Notice or Proxy Statement and who would like to receive additional copies of the Proxy Statement for this 2026 Annual Meeting or for future meetings may contact our Chief Investment & Strategy Officer, Michael Regan, by phone at 720-826-6282, by email to michael.regan@shfinancial.org, or by mail addressed to Mr. Regan at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401.

By Order of the Board of Directors,

Terrance E. Mendez

Chief Executive Officer & Chief Financial Officer

Golden, Colorado

May 8, 2026

30

SAFE HARBOR

SHF HOLDINGS, INC.
1526 COLE BLVD, SUITE 250
GOLDEN, CO 80401

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/SFHS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95222-P52287 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**SHF HOLDINGS, INC.**

**The Board of Directors recommends a vote FOR the nominees listed in Proposal No. 1.**

1. To elect two of the following nominees to serve as Class II directors.

| Nominees: | For | Withhold |
|---|---|---|
| 1a. Jonathon F. Niehaus | ☐ | ☐ |
| 1b. Sean Tonner | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V95223-P52287

**PROXY CARD**
**FOR THE**
**ANNUAL MEETING OF STOCKHOLDERS**
**OF SHF HOLDINGS, INC.**
**To be held on June 17, 2026**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned appoints Terrance E. Mendez and Jonathon F. Niehaus as proxies, and each of them with full power to act without the other, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Class A common stock of SHF Holdings, Inc. ("SHF") that the undersigned stockholder is entitled to vote at the 2026 Annual Meeting of Stockholders of SHF (the "Annual Meeting") to be held at 7:30 AM MDT on June 17, 2026 via www.virtualshareholdermeeting.com/SFHS2026, or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said Annual Meeting.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL DIRECTOR NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2.**

**PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.**
**THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.**

**(Continued and to be marked, dated and signed on reverse side)**